SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): December 31, 2013

THINSPACE TECHNOLOGY, INC.

 (Exact name of Company as specified in charter)

Delaware	000- 52524	43-2114545
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5535 S. Williamson Blvd, Unit 751
Port Orange, FL 32128
(Address of principal executive offices) (zip code)

 786-763-3830
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

This current report on Form 8-K/A is filed as the second amendment to the Current Report, filed by Thinspace Technologies, Inc. (the “Company”) with the Securities and Exchange Commission on December 31, 2013 (the “Closing 8-K”), announcing the Company’s acquisition of Propalms, Ltd., (“Propalms”) that occurred on December 31, 2013. The information previously reported in the Closing 8-K and 8-K/A Amendment No. 1 is hereby incorporated by reference into this Form 8-K/A, including the description of the Agreement and Plan of Merger incorporated by reference into the closing 8-K. This Form 8-K/A amends item 9.01 of the Closing 8-K to include Propalm’s audited financial statements for the years ended January 31, 2013 and 2012.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited balance sheets of Propalms, Inc. as of January 31, 2013 and 2012, and the related statements of operations, statements of stockholders’ equity, statements of comprehensive income and cash flows for the years ended January 31, 2013 and 2012 and the related notes to the financial statements are attached as Exhibit 99.1 to this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(b) Exhibits

Exhibit Number	Description

99.1	The audited balance sheets of Propalms, Ltd. as of January 31, 2013 and 2012, and the related statements of operations, statements of stockholders’ equity, statements of comprehensive income and cash flows for the years ended January 31, 2013 and 2012 and the related notes to the financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THINSPACE TECHNOLOGY, INC.

Dated: March 12, 2014	By:	/s/ Robert Zysblat
Name: Robert Zysblat
Title: President